EXHIBIT 21.1

Legal Name	President Company/Owner	Jurisdiction of Organization / Formation
2016 Health Holdings LLC	The Ensign Group, Inc.	Nevada
2020 Health Holdings LLC	The Ensign Group, Inc.	Nevada
2410 Stillhouse Health Holdings LLC	The Ensign Group, Inc.	Nevada
24th Street Healthcare Associates LLC	Bandera Healthcare LLC	Nevada
Adipiscor, LLC	The Ensign Group, Inc.	Nevada
Agape Health Holdings LLC	The Ensign Group, Inc.	Nevada
Alice Branch Healthcare, Inc.	Keystone Care LLC	Nevada
Allen Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Ann Arbor Health Holdings LLC	The Ensign Group, Inc.	Nevada
Anza Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Apache Trail Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Appaloosa Healthcare, Inc.	Ellis Pointe Health Holdings LLC	Nevada
Armstrong Healthcare, Inc.	Keystone Care LLC	Nevada
Arris Health Services LLC	Covalence Health Holdings LLC	Nevada
Arvada Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Ascent Health Services LLC	Covalence Health Holdings LLC	Nevada
Atlantic Memorial Healthcare Associates, Inc.	Flagstone Healthcare South LLC	Nevada
Avalanche Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Avenues Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Avocado Health Holdings LLC	The Ensign Group, Inc.	Nevada
Aztec Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Bainbridge Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bakorp, L.L.C.	PMD Investments, LLC (80%); Frederick Baker (20%)	Arizona
Bandera Healthcare LLC	The Ensign Group, Inc.	Nevada
Banner Holdings LLC	The Ensign Group, Inc.	Nevada
Bannock Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bardwell Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Baseline Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Bayshore Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Bayside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Baywood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Beacon Hill Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Beacon Purchasing LLC	Banner Holdings LLC (20%); BCB Group LLC (80%)*	Nevada
Bell Villa Care Associates LLC	Flagstone Healthcare South LLC	Nevada
Bennett Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Bernardo Heights Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Bertetti Healthcare, Inc.	Keystone Care LLC	Nevada
Best SW Health Holdings LLC	The Ensign Group, Inc.	Nevada
Big Blue Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Bijou Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bijou Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Black Ridge Canyon Healthcare, Inc.	Keystone Care LLC	Nevada
Bouverie Healthcare Services, Inc.	Flagstone Healthcare North, Inc.	Nevada
Brackenridge Healthcare, Inc.	Keystone Care LLC	Nevada
Brenwood Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bridgestone Living LLC	The Ensign Group, Inc.	Nevada
Brownsville Care Associates, Inc.	Keystone Care LLC	Nevada
Bruce Neenah Health Holdings LLC	The Ensign Group, Inc.	Nevada
Buffalo Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Burch Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
C Street Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Calavaras Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Camarillo Community Care, Inc.	Flagstone Healthcare Central LLC	Nevada
Canary Bend Healthcare, Inc.	Keystone Care LLC	Nevada
Cane Island Healthcare, Inc.	Keystone Care LLC	Nevada
Canyon Springs Senior Living, Inc.	Bridgestone Living LLC	Nevada
Capstone Resources, Inc.	Capstone Transportation Investments, Inc.	Nevada
Capstone Transportation Investments, Inc.	The Ensign Group, Inc. (82.5%); Jason Postl (10%); Stephen S. Rebuck 7.5%	Nevada
Cardiff Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Carolina Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Carrollton Heights Healthcare, Inc.	Keystone Care LLC	Nevada
Castle Pines Healthcare LLC	Endura Healthcare, Inc.	Nevada
Cedar City Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Central Avenue Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Chaparral Healthcare Inc.	Keystone Care LLC	Nevada
Chateau Julia Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Cherokee Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Cherry Hills Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Circle Health Holdings LLC	The Ensign Group, Inc.	Nevada
City Heights Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Claremont Foothills Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Clark Health Holdings LLC	The Ensign Group, Inc.	Nevada
Claydelle Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Cloverleaf Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Concord Avenue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Congaree Health Holdings LLC	The Ensign Group, Inc.	Nevada
Conrad Health Holdings LLC	The Ensign Group, Inc.	Nevada
Constitution Road Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Conway Health Holdings LLC	The Ensign Group, Inc.	Nevada
Copeland Healthcare, Inc.	Keystone Care LLC	Nevada
Cornet Limited, Inc.	The Ensign Group, Inc.	Arizona
Costa Victoria Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Covalence Health Holdings LLC	The Ensign Group, Inc.	Nevada
Cow Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Cress Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Crown Hill Healthcare LLC	Endura Healthcare, Inc.	Nevada
Cypress Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Da Vinci Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Daffodil Healthcare, Inc.	Keystone Care LLC	Nevada
Davis Health Holdings LLC	The Ensign Group, Inc.	Nevada
De Moisy Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Deer Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Desert Cove Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Dessau Healthcare, Inc.	Keystone Care LLC	Nevada
Devonshire Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Diamond Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
Discovery Trail Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Dorothy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Downey Community Care LLC	Flagstone Healthcare South LLC	Nevada
Duck Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Eagle Harbor Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
East Mesa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Echo Canyon Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Eiffel Healthcare, Inc.	Keystone Care LLC	Nevada
Elati Health Holdings LLC	Turnberry Health Holdings LLC	Nevada
Elkhorn Health Holdings LLC	The Ensign Group, Inc.	Nevada
Ellis Pointe Health Holdings LLC	Keystone Care LLC	Nevada
Empirecare Health Associates LLC	Flagstone Healthcare Central LLC	Nevada
Endura Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Ensign Cloverdale LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Montgomery LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Palm I LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Panorama LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Pleasanton LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Sabino LLC	Bandera Healthcare LLC	Nevada
Ensign San Dimas LLC	Flagstone Healthcare Central LLC	Nevada
Ensign Santa Rosa LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Services, Inc.	The Ensign Group, Inc.	Nevada
Ensign Sonoma LLC	Flagstone Healthcare North, Inc.	Nevada
Ensign Whittier East LLC	Flagstone Healthcare South LLC	Nevada
Ensign Whittier West LLC	Flagstone Healthcare South LLC	Nevada
Ensign Willits LLC	Flagstone Healthcare North, Inc.	Nevada
Fawn Meadows Health Holdings LLC	The Ensign Group, Inc.	Nevada
Flagstone Healthcare Central LLC	The Ensign Group, Inc.	Nevada
Flagstone Healthcare North, Inc.	The Ensign Group, Inc.	Nevada
Flagstone Healthcare South LLC	The Ensign Group, Inc.	Nevada
Flintrock Falls Healthcare, Inc.	Keystone Care LLC	Nevada
Floyde Health Holdings LLC	The Ensign Group, Inc.	Nevada
Forney Lake Healthcare, Inc.	Keystone Care LLC	Nevada
Forrest Hill Healthcare LLC	Keystone Care LLC	Nevada
Fossil Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Franklin Avenue Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Franklin Health Holdings LLC	The Ensign Group, Inc.	Nevada
Fullerton Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Gate Three Healthcare LLC	Flagstone Healthcare South LLC	Nevada
Gateway Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Gem Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Getzendaner Healthcare, Inc.	Keystone Care LLC	Nevada
Glendale Healthcare Associates LLC	Bandera Healthcare LLC	Nevada
Golden Oaks Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Golden Years Program, Inc.	Milestone Healthcare LLC	Nevada
Goldfield Mountain Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Good Hope Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Gooding Health Holdings LLC	The Ensign Group, Inc.	Nevada
Graceland Senior Living, Inc.	Gateway Healthcare, Inc. Operated, Bridgestone Living LLC Owned	Nevada
Grand Avenue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Grand Villa PHX, Inc.	Keystone Care LLC	Nevada
Grassland Healthcare and Rehabilitation, Inc	Keystone Care LLC	Nevada
Green Bay Health Holdings LLC	The Ensign Group, Inc.	Nevada
Green Mountain Healthcare, Inc.	Keystone Care LLC	Nevada
Green Mountain Personalized Care, Inc.	Keystone Care LLC	Nevada
Gypsum Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Harlan Heights Health Holdings LLC	The Ensign Group, Inc.	Nevada
Harlingen Healthcare, Inc.	Keystone Care LLC	Nevada
Harmony Health Holdings LLC	The Ensign Group, Inc.	Nevada
Harrison Health Holdings LLC	The Ensign Group, Inc.	Nevada
HB Healthcare Associates LLC	Flagstone Healthcare South LLC	Nevada
Healthlift Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Highland Healthcare LLC	Bandera Healthcare LLC	Nevada
Higley Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Hill Country Health Holdings LLC	The Ensign Group, Inc.	Nevada
Holford Health Holdings LLC	The Ensign Group, Inc.	Nevada
Homedale Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Hopewell Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Hoquiam Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Hub City Healthcare, Inc.	Keystone Care LLC	Nevada
Hueneme Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Huntington Beach Convalescent Hospital Asset Corporation	Longboard Health Holdings LLC	Delaware
Hutchins Healthcare, Inc.	Keystone Care LLC	Nevada
Hyrum Health Holdings LLC	The Ensign Group, Inc.	Nevada
Immediate Clinic Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Immediate Clinic Seattle, Inc.	Immediate Clinic, LLC	Nevada
Ionic Health Services LLC	Covalence Health Holdings LLC	California
Iron Health Holdings LLC	The Ensign Group, Inc.	Nevada
Iron Horse Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Jack Finney Healthcare, Inc.	Keystone Care LLC	Nevada
JARR Transportation Group, Inc.	Capstone Transportation Investments, Inc.	Arizona
Jefferson Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Jordan Health Associates, Inc.	Milestone Healthcare LLC	Nevada
JRT Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Kenosha Health Holdings LLC	The Ensign Group, Inc.	Nevada
Kettle Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Keystone Care LLC	The Ensign Group, Inc.	Nevada
Kingwood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Klement Healthcare, Inc.	Keystone Care LLC	Nevada
Knight Health Holdings LLC	The Ensign Group, Inc.	Nevada
Krypton Health Services LLC	Covalence Health Holdings LLC	Nevada
La Jolla Skilled, Inc.	Flagstone Healthcare South LLC	Nevada
La Veta Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Lake Cassidy Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lake Island Healthcare, Inc.	Keystone Care LLC	Nevada
Lake Pleasant Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Lake Pointe Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lakewood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lakewood Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Layton Health Holdings LLC	The Ensign Group, Inc.	Nevada
Ledbetter Health Holdings LLC	The Ensign Group, Inc.	Nevada
Legend Lake Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lemon Grove Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Lil’ Tots Day Program, Inc.	Milestone Healthcare LLC	Nevada
Lilly Road Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lindahl Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Little Blue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Littleton Health Holdings LLC	The Ensign Group, Inc.	Nevada
Livingston Care Associates, Inc.	Keystone Care LLC	Nevada
Lone Pine Ridge Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Lone Star MTC, Inc.	Capstone Transportation Investments, Inc.	Nevada
Longboard Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lookout Mountain Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Lowell Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Ludden Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Lynnwood Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Madison Health Holdings LLC	The Ensign Group, Inc.	Nevada
Madison Pointe Health Holdings LLC	The Ensign Group, Inc.	Nevada
Magic Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Manitowoc Health Holdings LLC	The Ensign Group, Inc.	Nevada
Manor Park Healthcare LLC	Pennant Healthcare, Inc.	Nevada
Maple Hills Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Marguerite Holdings LLC	The Ensign Group, Inc.	Nevada
Marion Health Associates, Inc.	Endura Operated, Bridgestone Owned	Nevada
Market Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
MavStar Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
McAllen Care Associates, Inc.	Keystone Care LLC	Nevada
McAllen Community Healthcare, Inc.	Keystone Care LLC	Nevada
McCall Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
McFarland Health Holdings LLC	The Ensign Group, Inc.	Nevada
MedStar Medical Transportation, LLC	JARR Transporation Group, Inc.	Arizona
Menomonee Health Holdings LLC	The Ensign Group, Inc.	Nevada
Meridian Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Midland Nampa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Midland Nampa Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Milestone Healthcare LLC	The Ensign Group, Inc.	Nevada
Mission Trails Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Misty Willow Healthcare, Inc.	Keystone Care LLC	Nevada
Monroe Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Montebella Health Holdings LLC	The Ensign Group, Inc.	Nevada
Mountain View Retirement, Inc.	Milestone Operated, Bridgestone Owned	Nevada
Myrtle Springs Healthcare, Inc.	Ellis Pointe Health Holdings LLC	Nevada
Nautilus Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
NB Brown Rock Healthcare, Inc.	Keystone Care LLC	Nevada
New England Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Nobel Health Properties LLC	The Ensign Group, Inc.	Nevada
Nordic Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
North Mountain Healthcare LLC	Bandera Healthcare LLC	Nevada
North Parkway Health Holdings LLC	The Ensign Group, Inc.	Nevada
North Parkway Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Northern Oaks Healthcare, Inc.	Keystone Care LLC	Nevada
Oak Point Healthcare, Inc.	Keystone Care LLC	Nevada
Oceanview Healthcare, Inc.	Keystone Care LLC	Nevada
Ocotillo Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Olmstead Health Holdings LLC	The Ensign Group, Inc.	Nevada
Olympus Health, Inc.	Milestone Healthcare LLC	Nevada
Ottawa Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Pacific Mobile Diagnostics Holdings (CA), LLC	PMD Investments, LLC	Nevada
Padua Health Holdings LLC	The Ensign Group, Inc.	Nevada
Panorama Health Holdings LLC	The Ensign Group, Inc.	Nevada
Park Waverly Healthcare LLC	Bandera Healthcare LLC	Nevada
Parkside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Pennant Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Peoria Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Percheron Healthcare, Inc.	Ellis Pointe Health Holdings LLC	Nevada
Permunitum LLC	The Ensign Group, Inc.	Nevada
Pikes Peak Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Pine Forest Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Piney Lufkin Healthcare, Inc.	Keystone Care LLC	Nevada
Pleasant Run Health Holdings LLC	The Ensign Group, Inc.	Nevada
PMD Investments, LLC	The Ensign Group, Inc.	Nevada
PMD X-Ray Services, LLC	Bakorp L.L.C.	Nevada
PMDAZ, LLC	Bakorp L.L.C.	Nevada
PMDCA, LLC	Bakorp L.L.C.	Nevada
PMDCO, LLC	Bakorp L.L.C.	Nevada
PMDLAB, LLC	Bakorp L.L.C.	Nevada
PMDTC, LLC	Bakorp L.L.C.	Nevada
PMDUT, LLC	Bakorp L.L.C.	Nevada
Pocatello Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Pointe Meadow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Pomerado Ranch Healthcare LLC	Keystone Care LLC	Nevada
Portside Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Powderhorn Mountain Healthcare, Inc	Keystone Care LLC	Nevada
Powers Park Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Prairie Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Prairie Ridge Health Holdings LLC	The Ensign Group, Inc.	Nevada
Presidio Health Associates LLC	Bandera Healthcare LLC	Nevada
Price Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Primrose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Quail Creek Health Holdings LLC	The Ensign Group, Inc.	Nevada
Queenston Healthcare, Inc.	Keystone Care LLC	Nevada
Quorum Services, Inc.	The Ensign Group, Inc.	Nevada
Quorum Ventures, Inc.	The Ensign Group, Inc.	Nevada
Racine Health Holdings LLC	The Ensign Group, Inc.	Nevada
Radiant Hills Health Associates LLC	Bandera Healthcare LLC	Nevada
Ramon Healthcare Associates, Inc.	Flagstone Healthcare Central LLC	Nevada
Randolph Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Red Cliffs Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Red Mountain Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Redbrook Healthcare Associates LLC	Flagstone Healthcare Central LLC	Nevada
RenewCare of Scottsdale, Inc.	Bandera Healthcare LLC	Nevada
Richmond Senior Services, Inc.	Keystone Care LLC	Nevada
Rio Hondo Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Rio Mesa Health Holdings LLC	The Ensign Group, Inc.	Nevada
Riverside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Riverview Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Riverview Village Health Holdings LLC	The Ensign Group, Inc.	Nevada
Riverwalk Healthcare, Inc.	Keystone Care LLC	Nevada
Rock Canyon Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Rock Hill Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Rocky Mountain Medical Transportation Company, Inc.	Capstone Transportation Investments, Inc.	Nevada
Rose Park Healthcare Associates, Inc.	Flagstone Healthcare South LLC	Nevada
Rosemead Health Holdings LLC	The Ensign Group, Inc.	Nevada
Rowlett Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Royal View Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Sage Terrace Healthcare, Inc.	Keystone Care LLC	Nevada
Salado Creek Senior Care, Inc.	Keystone Care LLC	Nevada
Sand Hollow Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Santa Catalina Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Santa Maria Healthcare, Inc.	Flagstone Healthcare Central LLC	Nevada
Santiago Personal Care, Inc.	Keystone Care LLC	Nevada
Santiago Healthcare, Inc.	Keystone Care LLC	Nevada
Savoy Healthcare, Inc.	Keystone Care LLC	Nevada
Sawtooth Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Scandinavian Court Health Holdings LLC	The Ensign Group, Inc.	Nevada
Second West Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sedgewood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sentinel Peak Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Sheboygan Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sherman Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sherwood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Shoshone Health Holdings LLC	The Ensign Group, Inc.	Nevada
Somers Kenosha Health Holdings LLC	The Ensign Group, Inc.	Nevada
South C Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Valley Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Southern Charm Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Southern Oaks Healthcare LLC	Keystone Care LLC	Nevada
Southland Management LLC	Flagstone Healthcare South LLC	Nevada
Southside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Spring Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Standardbearer Insurance Company, Inc.	The Ensign Group, Inc.	Arizona
Stanton Lake Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Statler Health Holdings LLC	The Ensign Group, Inc.	Nevada
Stevens Point Health Holdings LLC	The Ensign Group, Inc.	Nevada
Stoney Hill Healthcare, Inc.	Hopewell Healthcare, Inc.	Nevada
Stoughton Health Holdings LLC	The Ensign Group, Inc.	Nevada
Subacute Facility Services, Inc.	Gateway Healthcare, Inc.	Nevada
Successor Healthcare LLC	Milestone Healthcare LLC	Nevada
Summit Healthcare, Inc.	The Ensign Group, Inc.	Nevada
Summit Trail Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sunland Health Associates LLC	Bandera Healthcare LLC	Nevada
Sunny Acres Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sunny Acres Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Sunrise Mountain Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Terrace Court Health Holdings LLC	The Ensign Group, Inc.	Nevada
The Ensign Group, Inc.	N/A	Delaware
TheraTroopers CA, Inc.	Theratroopers Holdings LLC	Nevada
Theratroopers Holdings LLC	The Ensign Group, Inc.	Nevada
TheraTroopers, Inc.	Theratroopers Holdings LLC	Nevada
Thunderbird Health Holdings LLC.	The Ensign Group, Inc.	Nevada
Top City Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Tortolita Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Towers Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Towers Park Healthcare, Inc.	Keystone Care LLC	Nevada
Towers Park Personal Care, Inc.	Keystone Care LLC	Nevada
Town East Healthcare, Inc.	Keystone Care LLC	Nevada
Tradewind Healthcare Inc.	Keystone Care LLC	Nevada
Treasure Hills Health Holdings LLC	The Ensign Group, Inc.	Nevada
Treasure Valley Senior Living, Inc.	Bridgestone Living LLC	Nevada
Treaty Healthcare, Inc.	Keystone Care LLC	Nevada
Tree City Healthcare, Inc.	Keystone Care LLC	Nevada
Turnberry Health Holdings LLC	The Ensign Group, Inc.	Nevada
Tustin Hills Healthcare, Inc.	Flagstone Healthcare South LLC	Nevada
Two Rivers Health Holdings LLC	The Ensign Group, Inc.	Nevada
Two Trails Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Union Hill Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Upland Community Care, Inc.	Flagstone Healthcare Central LLC	Nevada
Valley View Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Velda Rose Health Holdings LLC	The Ensign Group, Inc.	Nevada
Victoria Ventura Healthcare LLC	Flagstone Healthcare Central LLC	Nevada
Victory Medical Transportation, Inc.	Capstone Transportation Investments, Inc.	Nevada
Viewpoint Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Vista Woods Health Associates LLC	Flagstone Healthcare South LLC	Nevada
Wallsville Healthcare, Inc.	Keystone Care LLC	Nevada
Washington Heights Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Waterfall Canyon Healthcare, Inc.	Milestone Healthcare LLC	Nevada
Watson Woods Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Wellington Healthcare, Inc.	Keystone Care LLC	Nevada
West 5600 Health Holdings LLC	The Ensign Group, Inc.	Nevada
West 5600 Healthcare, Inc.	Milestone Healthcare LLC	Nevada
West Escondido Healthcare LLC	Flagstone Healthcare South LLC	Nevada
West Ashby Healthcare, Inc.	Keystone Care LLC	Nevada
West Olive Health Holdings LLC	The Ensign Group, Inc.	Nevada
West Owyhee Health Holdings LLC	The Ensign Group, Inc.	Nevada
West Pine Health Holdings LLC	The Ensign Group, Inc.	Nevada
West Van Buren Healthcare, Inc.	Endura Healthcare, Inc.	Nevada
Western Canal Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Wildcreek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Wildwood Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Willow Canyon Healthcare, Inc.	Bandera Healthcare LLC	Nevada
Willow Springs Creek Healthcare, Inc.	Keystone Care LLC	Nevada
Windsor Lake Healthcare, Inc.	Endura Operated, Bridgestone Owned	Nevada
Wisconsin Rapids Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wolf Point Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wolf River Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Wood Bayou Healthcare, Inc.	Keystone Care LLC	Nevada
Woodard Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Woodway Healthcare, Inc.	Keystone Care LLC	Nevada
Yellow Rose Health Holdings LLC.	The Ensign Group, Inc.	Nevada
Youngtown Health, Inc.	Bandera Healthcare LLC	Nevada
Yucca Flats Health Holdings LLC	The Ensign Group, Inc.	Nevada
Zion Healthcare, Inc.	Milestone Healthcare LLC	Nevada

*BCB Group LLC is a non-Ensign entity